Themes Humanoid Robotics ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Consumer Discretionary Products - 9.4%
Ecovacs Robotics Co. Ltd. - Class A	32,900	$379,839
Tesla, Inc. (a)	1,264	568,446
XPeng, Inc. - Class A (a)	27,900	284,460
		1,232,745

Industrial Products - 76.6% (b)
Clobot Co. Ltd. (a)	14,903	651,757
CMES, Inc./Korea (a)	10,626	244,157
CSG Smart Science&Technology Co. Ltd. - Class A (a)	34,800	54,480
EFORT Intelligent Robot Co. Ltd. (a)	155,900	530,066
Estun Automation Co. Ltd. - Class A (a)	64,600	219,088
Guangdong Topstar Technology Co. Ltd. - Class A (a)	52,800	248,883
Harmonic Drive Systems, Inc.	8,500	205,120
Hesai Group - ADR (a)	15,004	336,090
Hirata Corp.	32,600	489,083
Hyulim ROBOT Co. Ltd. (a)	239,667	1,239,470
MDA Space Ltd. (a)	20,553	398,916
Neuromeka Co. Ltd. (a)	27,712	632,901
Palladyne AI Corp. (a)	59,277	252,520
Rainbow Robotics (a)	2,511	820,121
Richtech Robotics, Inc. - Class B (a)	81,486	263,200
Shanghai Kelai Mechatronics Engineering Co. Ltd. - Class A	155,200	440,627
Shanghai STEP Electric Corp. - Class A (a)	11,500	29,194
Shenzhen Inovance Technology Co. Ltd. - Class A	31,000	334,170
Shenzhen Zhaowei Machinery & Electronic Co. Ltd. - Class A	6,900	122,614
T-Robotics Co. Ltd. (a)	62,304	875,815
UBTech Robotics Corp. Ltd. - Class H (a)	28,300	459,261
Yijiahe Technology Co. Ltd. - Class A (a)	115,400	490,456
Yujin Robot Co. Ltd. (a)	72,019	719,915
		10,057,904

Media - 3.2%
Serve Robotics, Inc. (a)	40,326	418,584

Software & Technology Services - 0.7%
Cambricon Technologies Corp. Ltd. - Class A (a)	500	96,989

Tech Hardware & Semiconductors - 9.8%
NVIDIA Corp.	2,934	547,191
Teradyne, Inc.	3,832	741,722
		1,288,913
TOTAL COMMON STOCKS (Cost $11,797,883)		13,095,135

TOTAL INVESTMENTS - 99.7% (Cost $11,797,883)		13,095,135
Other Assets in Excess of Liabilities - 0.3%		42,894
TOTAL NET ASSETS - 100.0%		$13,138,029

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Themes Humanoid Robotics ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$13,095,135	$–	$–	$13,095,135
Total Investments	$13,095,135	$–	$–	$13,095,135

Refer to the Schedule of Investments for further disaggregation of investment categories.